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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                NOVEMBER 8, 2002
              ----------------------------------------------------
                Date of report (Date of earliest event reported)


                            SKYWORKS SOLUTIONS, INC.
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                      1-5560                  04-2302115
-----------------------------   ----------------------       ------------------
(State or other Jurisdiction     (Commission File No.)         (IRS Employer
    of Incorporation)                                        Identification No.)


                   20 SYLVAN ROAD, WOBURN, MASSACHUSETTS 01801
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (781) 935-5150
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

         The information reported in this Current Report on Form 8-K is not otherwise required, but is being filed to assist in further understanding Skyworks Solutions, Inc. and its business.

         On June 25, 2002, pursuant to an Agreement and Plan of Reorganization, dated as of December 16, 2001, as amended as of April 12, 2002, by and among Conexant Systems, Inc. (Conexant), Washington Sub, Inc. (Washington Sub) and Alpha Industries, Inc. (Alpha Industries), Alpha Industries merged with Washington Sub, a company formed by Conexant and to which Conexant contributed the assets, liabilities (including liabilities relating to former operations) and operations of Conexant's wireless communications business, other than certain assets and liabilities retained by Conexant. Immediately prior to the merger, Conexant spun-off Washington Sub by distributing outstanding shares of Washington Sub common stock to Conexant stockholders on a one share-for-one share basis. In the merger, Conexant stockholders received 0.351 of a share of Skyworks' common stock in exchange for each share of Washington Sub common stock issued to them in the distribution. After the merger, Alpha Industries, which was the surviving company in the merger, changed its corporate name to Skyworks Solutions, Inc. Immediately following completion of the merger, Skyworks purchased Conexant's semiconductor assembly and test facility located in Mexicali, Mexico for an aggregate purchase price of $150 million. References herein and in Exhibit 99.1 to the Washington Business refer to the wireless communications business contributed by Conexant to Washington Sub, which merged with Alpha Industries effective June 25, 2002. References to the Mexicali Operations refer to the semiconductor assembly and test facility in Mexicali, Mexico, certain assets used in connection with that facility and certain assets previously utilized by Conexant's package design team employees located in Newport Beach, California who joined Skyworks in connection with the merger, all of which assets Skyworks purchased from Conexant immediately following the merger.

         There is appended as Exhibit 99.1 and hereby incorporated by reference the combined company unaudited pro forma condensed combined statement of operations for the nine months ended June 30, 2002 of Alpha Industries and the Washington Business and the Mexicali Operations. The information contained within the attached statement of operations is presented as if the spin-off by Conexant of its wireless business, the merger and the subsequent acquisition by Skyworks of the Mexicali operations had occurred on October 1, 2001.




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)  EXHIBITS.


             EXHIBIT NO.            DESCRIPTION
             -----------            -----------

               99.1 Combined Company Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended June 30, 2002


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SKYWORKS SOLUTIONS, INC.


Date:  November 8, 2002         By:  /s/ David J. Aldrich
                                    -------------------------------------
                                    David J. Aldrich
                                    President and Chief Executive Officer






















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                                  EXHIBIT INDEX




EXHIBIT NO.         DESCRIPTION

   99.1 Combined Company Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended June 30, 2002